Exhibit 10.9.2

Amendment Agreement Number 1

Barclays Bank PLC

5 The North Colonnade

Canary Wharf, London E14 4BB

Facsimile: +44 (20) 777 36461

Telephone: +44 (20) 777 36810

c/o Barclays Capital Inc.

as Agent for Barclays Bank PLC

745 Seventh Ave

New York, NY 10019

Telephone: +1 212 412 4000

Capital One Financial Corporation

1680 Capital One Drive

McLean, VA 22102

Attention: Simon Fairclough

Telephone No.:	703-720-1253
Facsimile No.:	703-720-2165

November 1, 2011

Dear Mr. Fairclough:

Reference is made to the Share Forward Transaction letter agreement dated July 14, 2011, as amended and supplemented from time to time, between Barclays Bank PLC, through its agent Barclays Capital Inc., and Capital One Financial Corporation (the “Agreement”). The purpose of this letter agreement (this “Amendment Agreement”) is to amend certain terms set forth in the Agreement as described below. All capitalized terms used, but not defined herein, shall have the meanings assigned thereto in the Agreement. Notwithstanding anything in the Agreement to the contrary, Barclays and Counterparty hereby agree as follows:

1.	Settlement Date: The definition of Settlement Date shall be deleted in its entirety and replaced with the following:

If (i) Cash Settlement or Net Share Settlement is applicable, Three Scheduled Trading Days immediately following the Valuation Date or (ii) Physical Settlement is applicable, one Scheduled Trading Day immediately following the Settlement Notice Date.

2.	Counterparts: This Amendment Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

3.	Governing Law: This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Except as expressly modified herein, the Agreements shall remain in full force and effect.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Amendment Agreement Number 1.

Very truly yours,

BARCLAYS CAPITAL INC., acting solely as Agent in connection with this Transaction

By:	/s/ Adam Lawlor
Name: Adam Lawlor
Title: Authorised Signatory

Accepted and confirmed as of the Trade Date:

CAPITAL ONE FINANCIAL CORPORATION

By:	/s/ Stephen Linehan
Name: Stephen Linehan
Title: EVP, Treasurer